--------------------------------------------------------------------------------
         SEMI-ANNUAL REPORTS (UNAUDITED)                   MAY 31, 1997

                                   THE COWEN
                                FAMILY OF FUNDS

                         COWEN INCOME+GROWTH FUND, INC.
                               COWEN FUNDS, INC.
                                Opportunity Fund
                           Government Securities Fund
                         Intermediate Fixed Income Fund

                            (COWEN & COMPANY LOGO)
                                COWEN & COMPANY

--------------------------------------------------------------------------------

                          ----------------------------
                                    CONTENTS

Chairman's Letter............................................................. 1

Income + Growth Fund.......................................................... 2

Opportunity Fund.............................................................. 4

Intermediate Fixed Income Fund and
Government Securities Fund.................................................... 6

Statements of Investments..................................................... 8

Statements of Assets and Liabilities..........................................22

Statements of Operations......................................................24

Statements of Changes in Net Assets...........................................26

Notes to Combined Financial Statements........................................30

CHAIRMAN'S LETTER                                                 JULY 21, 1997
To Our Shareholders:

  During the Cowen Family of Funds' semi-annual period ended May 31, 1997, the stock market indices continued to break new high barriers, inflationary pressures remained benign and the economic expansion that has created nearly 14 million new jobs since 1991 qualified as our country's third longest on record.

  This time period also saw both the stock and bond markets experience the fluctuations that can affect them from time to time. For example, stock prices saw a sharp correction over the second half of March and the Federal Reserve Board increased short-term interest rates -- for the first time in more than two years -- at the end of March.

  The management team of the Cowen Family of Funds continued to demonstrate to its shareholders that they can rely on the consistent application of strict investment disciplines supported by extensive research and analytical resources. We believe this commitment to the long-term perspective is the reason the Cowen Opportunity Fund, the Cowen Intermediate Fixed Income Fund, and the Cowen Government Securities Fund each outperformed the majority of the funds with similar respective disciplines for this semi-annual period. The Cowen
Income + Growth Fund is undergoing a transition in its investment approach due to changing market conditions, which we mentioned in our last report. You can read about how this Fund already proved its mettle during the March stock market correction as well as descriptions of each of the Fund's investment strategies and outlooks in the portfolio managers' commentary on the following pages.

  We encourage you to take a long-term view of your portfolios, to manage your investment risk through diversification within a family of funds, and, if possible, to follow a regular investment plan, investing a certain amount of money at the same time each month or quarter regardless of market conditions. Following these basic principles can help us help you meet your financial goals.

  Call your Investment Executive to discuss how the Cowen Family of Funds can continue to help you meet the full spectrum of your financial objectives.

                                                              Sincerely,

                                                      /s/ Joseph M. Cohen

                                                          Joseph M. Cohen
                                                                 Chairman

                           COWEN INCOME + GROWTH FUND

                          Enhancing Diversification to
                         Provide Strong Dividend Yield

The strength of the stock market over the six months ending May 31, 1997 was primarily concentrated in the larger-cap stocks, in general, and the technology sector, in particular. Rising interest rates meant interest-sensitive sectors -- such as energy, utilities and REITs -- underperformed. Together, the narrow but strong bull market and higher interest rates, like the conditions of the previous semi-annual period, favored higher-risk, capital appreciation-oriented investment approaches, not the more conservative, lower-risk strategy of the Cowen Income + Growth Fund. Thus, the Fund's performance lagged in comparison.

  Still, the subtle adjustments we began making in our stock selection process -- to enhance upside potential through industry diversification, take the sting out of interest rate fluctuations, and heighten our flexibility to gain exposure to fast-growing economic sectors when attractive opportunities arise and meaningfully reduce exposure to regulated utilities as market conditions warrant -- are beginning to work. For example, during the market correction in March, when the S&P 500 Index was down 4.1% for the month, the Income + Growth Fund (Class A shares) declined by only 1.4%. In keeping with part of our objective to provide some downside protection, the Fund showed not only that it was able to withstand the correction, but also that its strategy served as a well-positioned "cushion."

  For the six months ending May 31, 1997, the Fund's Class A shares had a positive return of 4.23%. This performance compares to the S&P 500 Index's return of 13.14% and to the Lipper Equity-Income average return of 10.12% for the same period. The Fund's Class B and Class C shares returned 3.91% and 4.38% respectively for the period.
                               INVESTMENT REVIEW

In implementing the adjustments in our stock selection process over the last semi-annual period, we made the following changes within the portfolio:

  - We trimmed the Fund's energy exposure -- While this sector was up on an absolute basis, it underperformed on a relative basis to the market, as some of the larger-cap international oil companies' prices reached full valuations. For example, we sold Exxon at a profit when it reached the Fund's price target.

  - We re-introduced regional banks and telephones -- Though we had eliminated the Fund's exposure to these sectors in the previous semi-annual period, valuations here once again became reasonable and earnings visibility better. Thus, we added such names as CoreStates Financial, Bank One and Nations Bank. We also re-bought and re-sold NYNEX within the period, taking those profits and investing them in GTE.

  - We reduced allocation to the utilities sectors -- Portfolio allocation to both the electric and natural gas utilities has been trimmed somewhat as we seek to diversify away from the more interest-sensitive areas. We also eliminated Central and Southwest Utilities from the portfolio, as ambiguity of the regulatory situation in Texas gave us concern.

                                       --

  - We enhanced diversification on an individually selected, company specific basis -- Moving away from interest-sensitive and toward more economically-sensitive stocks, we added DuPont Corporation and Dana Corporation in the industrial sector. We initiated a position in U.S. Tobacco and re-added J.C. Penney at a good price. On the other hand, we sold Tambrands, at a handsome profit, when its stock rose dramatically after a takeover by Procter & Gamble, and we also sold Heinz and U.S. Steel after each reached their respective target prices. In all, as of May 31, the Fund had 46 different stocks in its portfolio, up from about 35 names six months earlier. We will continue to diversify on an opportunistic basis.

  Throughout this portfolio activity, it is important to keep in mind that the Fund never wavered from its high-quality, high-dividend strategy and that the Fund continued to offer its shareholders very strong dividend yield.

                                 LOOKING AHEAD

We intend to maintain our strategy going forward focusing on providing an above average absolute dividend yield, and capturing more upside potential and even greater downside protection through continued enhanced diversification. We intend to maintain our position in REITs, as their dividend yields are still attractive and, as they tend to be countercyclical, we believe these securities give good downside protection. We also intend to maintain our allocation to the paper and natural resources sectors, which while flat for this semi-annual period, showed signs of strong performance late in the period.

  Given the length of this bull market and the full valuations we see throughout much of it, we maintain two strong beliefs. First, individual stock selection based on intensive fundamental research is more important than ever. And second, it is absolutely critical for any well-diversified equity portfolio to maintain a significant high-yield, high-quality, low-volatility component. In our opinion, should either the economy slow substantially and/or the market see a major correction or another series of lesser corrections, then investors with a portion of their portfolio invested in a vehicle like the Income + Growth Fund will, as has already been shown several times within the last couple of years, benefit from its defensive characteristics.

                                       --

                             COWEN OPPORTUNITY FUND

                  Benefiting from Strong Sector Allocation and
                     Positive Small-Cap Special Situations

During the semi-annual period ended May 31, 1997, economic growth and low inflation continued to be positive for equity investors, although stock market volatility increased due to uncertainty regarding the direction of interest rates. Against this backdrop, the Cowen Opportunity Fund's Class A shares had a positive return of 6.17%, compared to just 1.4% for the Lipper Small Company Index average. Large-capitalization stocks outperformed small-cap stocks during the semi-annual period, with the S&P 500 Index returning 13.14%, compared to 7.5% for the Russell 2000. The Fund's Class B and Class C shares returned 5.78% and 6.18% respectively for the period.

  It is also worth noting that for the twelve months ended May 31, 1997, the Cowen Opportunity Fund gained 15.8%, sharply outperforming both the Russell 2000, which increased by 11.2%, and the Lipper Small Cap Mutual Fund Index, which declined by 2.7%. The Fund's outperformance was achieved primarily by recording only a modest decline during the market turbulence from January to April, when concerns about rising interest rates led to about an 8% decline in the Russell 2000 Index and about a 9.7% decline in the S&P 500 Index. The Fund then participated fully during the flat and rising periods for small-cap stocks. Longer-term results are even better with Morningstar ranking the Cowen Opportunity Fund in the top 7% of all funds in its category for the five-year period ended May 31, 1997.*

                               INVESTMENT REVIEW

Working within our small-cap value discipline, the Fund's competitive semi-annual performance was primarily due to strong sector allocation and several stock specific special situations. Specifically, the portfolio:

  - Continued to be overweighted in the energy sector -- Approximately 38% of the portfolio is allocated to energy-related stocks, with about half of that in small domestic exploration and production companies, and half in oil service companies and drillers. Current statistics regarding valuation levels, supply/demand balances, industry consolidation and production versus consumption lead us to maintain a very positive outlook for this sector.

  - Underwent a build-up in the health care sector -- Health care represents approximately 12% of the portfolio. During this semi-annual period, Cigna completed its tender for Healthsource, and ICN Pharmaceuticals and KOS Pharmaceuticals both performed well. We believe that generic pharmaceuticals, including Mylan Labs and Alpharma, as well as companies focusing on women's heath care needs, such as Neopath and Columbia Labs, offer good potential. Many drugs have come off of their patents recently and many more are scheduled to do so over the next three to four years, and women's health care is becoming the focus of many research labs' activities.

  - Reduced its weighting in the technology sector -- We have had modest representation in technology (the worst performing sector in the Russell 2000 Index year to date), but stock selection has benefited the Fund. Better performing technology companies in our portfolio, such as Barra and Evans & Suther-

                                       --
    land, were recently added to the re-constituted Russell 2000 Index.

    The technology sector has come under pressure recently, as this industry has had to absorb about 350 new companies going public in the last three years alone compared to 200 in the entire decade of the 1980s. To add to the pressure, this plethora of freshly minted technology companies was met with slowing orders as technology purchasing managers were more focused on coding problems raised by the year 2000. There has also been a slowdown in telecommunications orders, thanks to legislative and industry consolidation issues. Even with all these factors, however, Cowen's analytical process is beginning to find attractive opportunities in technology and telecommunications.

  - Benefited from the aggregate of several special situation companies, which have been taken over at higher valuations -- Williams Sonoma, Lojack and Wet Seal each performed well during the period, and the portfolio abounds with many similar stock specific holdings for which we have great enthusiasm.

                                   LOOKING AHEAD

The almost unprecedented rise of large-cap stocks over the past two and half years has captured the attention of investors, managers and the media. However, while large-cap stocks have, in fact, been the place to be recently, history and capital market theory are witness to small caps' superior long-term performance. Here's why we believe the second half of 1997 may very well be strong for the small-cap sector.

  During the last few quarters, the S&P 500 Index has been the best performing index as corporate downsizing, outsourcing, write-offs and stock buybacks have helped these larger companies produce profits at an even better rate than would be expected from analyzing revenue growth only -- and at a rate better than that of smaller companies. However, the market now seems to be placing a premium on these earnings growth rates, such that the price/earnings multiple on the S&P 500 is now at a historically high level. We believe this momentum-driven, large-cap cycle is reaching its peak and that an anticipated slowing of profit growth in the coming quarters, combined with high valuations, should point investors toward the sector of the market that we see as most undervalued, namely "mainstream small cap."

  As small-cap stocks have lagged behind, a huge disparity in performance, valuation and, in our opinion, opportunity has been created. For the first time since December, small-cap stocks outperformed large-cap stocks in the month of May, and this may just be the beginning. Growth potential is solid, and valuations in the small-cap sector are currently at 1990 levels. The majority of stocks in the Fund's portfolio are even more attractively priced. This extraordinary value in the small-cap sector, coupled with a prospective capital gains tax cut, which have historically been positive for small caps, makes us optimistic that this sector will soon begin to outperform.

  We are confident that our philosophy and long-standing investment discipline of seeking growth out of value in all environments will continue to reward our investors.
------------------------------------
* Morningstar categorizes the Cowen Opportunity Fund as a "Small Blend" fund. As of May 31, 1997, there are 129 funds in this category of which 29 have a five-year record. The Cowen Opportunity Fund is 2 out of these 29 funds based on Net Asset Value performance.

                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                        COWEN GOVERNMENT SECURITIES FUND

              Adjusting Asset Allocation to Capture Higher Yields

Interest rates generally moved higher across the yield curve over the six months ended May 31, 1997, as signs of strength in the U.S. economy continued to dominate. In such an environment, it was the flexibility to adjust fixed-income sector weightings more than any altering of maturity or duration that was the key to the strong performance of both the Cowen Intermediate Fixed Income Fund and the Cowen Government Securities Fund during this period.

  The semi-annual return of the Intermediate Fixed Income Fund's Class A shares was 1.16%. This tracked its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, which had a return of 1.25%, and significantly outperformed the Lipper Intermediate Investment Grade average return of 0.69%. The Fund's Class B and Class C shares returned 1.05% and 1.28% respectively for the period. The semi-annual return of the Government Securities Fund's Class A shares was 1.05%. This strongly outperformed both the Lehman Brothers Aggregate Index, which had a return of 0.94%, and the Lipper U.S. General Government average return of only 0.35%. The Fund's Class C shares returned .97% for the period.
                               INVESTMENT REVIEW

Continuing the pattern of the previous year, the yields on five-year U.S. Treasury Notes changed more than any other part of the yield curve over the six months ending May 31, increasing by more than 0.65%. Economic strength -- as evidenced by first calendar quarter GDP growth of 5.9%, strong consumer spending, and increased manufacturing inventories -- prompted the Federal Reserve Board to raise the fed funds rate for the first time in over two years by 0.25% to 5.50% in March. Interestingly, this above-trend economic growth did not result in a rise in the reported inflation rate. In fact, by some measures, inflation is actually lower. For example, the Consumer Price Index, on a year over year basis, declined from 3.3% in December 1996 to 2.8% in March 1997. Unit labor costs were down similarly.

  The absence of inflationary pressures, along with signs that the economy was slowing in the second quarter, were most likely the primary reasons behind the Federal Reserve Board's decision not to raise interest rates when it met on May 20th, surprising many analysts and investors who had anticipated that they would.

  Our primary strategy leading to both Funds' strong performance during the semi-annual period was to shift the asset allocation among the fixed-income sectors, rather than dramatically changing the average maturity. More specifically, the Government Securities Fund's average maturity went from 6.8 years at the end of November to 6.98 years at the end of May, and its average duration from 4.4 years to 4.1 years over the same period. However, we did move from a relatively even weighting between U.S. Treasuries and mortgage securities to a heavily overweighted position in pass-through mortgage securities, primarily GNMAs, as we sought their higher yields and monthly cash flow. In fact, mortgages were the best performing sector of the bond market during the six month period. As of May 31, the Fund was 72% invested in mortgages and 28% in U.S. Treasuries.

  Similarly in the Intermediate Fixed Income Fund, the emphasis was on seeking securities with

                                       --
more defensive-like characteristics during a period of rising interest rates. Thus, as of May 31, the Fund was 31% invested in mortgages, 31% in investment grade corporate securities, and 38% in U.S. Treasuries. Through a reduction in the U.S. Treasury sector, we also were able to introduce a core position of 14% in preferred stock to the Fund during this semi-annual period, as allowed by the Fund's Prospectus. Preferred stock is a class of stock that pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. The preferred stocks in the Fund are all investment grade, pay a higher yield than other similarly available regular corporate bonds, are listed and traded on the New York Stock Exchange and thus highly liquid, and fit in well with the high quality, conservative discipline maintained in this Fund. Preferred stock actually helps in the goal of a relative stable NAV as its price is less sensitive to rate changes than similar bonds. This somewhat critical strategic re-structuring of the Fund contributed to the Fund's strong performance. Excluding the preferred stock component of the portfolio, the Fund's average maturity stayed relatively stable at approximately
5.0 years.
                                 LOOKING AHEAD

Going forward, we anticipate that our current strategy in both Funds will remain much the same, with an emphasis on higher-yielding, higher-quality, fixed-income asset classes and individual securities. This positioning, which has proved positive in this environment, is based on our belief that the forward momentum in the economy will likely continue for the near term. The major question for the bond market looking ahead is whether the economy will rebound from the moderate slowdown experienced in the second calendar quarter and the Federal Reserve Board will, in turn, be forced to raise interest rates once later in 1997. Our best estimate is that it will and they will.

  Certain leading indicators tell us that the economy still looks strong. For example, a survey from early May indicates that hiring plans for the third calendar quarter by major companies is expected to be the healthiest it has been since 1988. Thirty percent of U.S. companies expect to hire, and only five percent expect to downsize. Another recent report says that 57 major metropolitan areas in the nation had an unemployment rate below 3% in April 1997, as compared to only 37 areas in the preceding month. In our opinion, then, employment growth in the U.S. is at the point where labor in some markets is becoming scarce, thus putting some upward pressure on wages. Average hourly earnings are already up 4% from one year ago. In short, we believe that the economy is not on the verge of a slowdown, but rather is likely to continue to improve for the rest of 1997 and that interest rates are not likely to decline rapidly from their current levels.

  If the economy does do a rapid about face and/ or at the point when it appears to be slowing, we will likely change both Funds' allocation emphasis toward U.S. Treasuries and extend average maturity. Until that time, we are pleased to stay the course with the wind at our backs, maintaining our active yet conservative disciplines, high-quality investments and attractive risk/return profile.

                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- 97.7% of total portfolio
              AUTO PARTS -- 1.6%
    30,000    Dana Corp.                                            $  1,083,750
                                                                    ------------
              CHEMICALS -- 1.5%
     9,300    Du Pont (E.I.) De Nemours                                1,012,538
                                                                    ------------
              CONSUMER PRODUCTS -- 3.8%
    26,000    American Brands, Inc.                                    1,274,000
    50,000    Readers Digest Association                               1,237,500
                                                                    ------------
                                                                       2,511,500
                                                                    ------------
              ENERGY -- 24.2%
    10,000    Amoco Oil Co.                                              893,750
    36,000    Baker Hughes, Inc.                                       1,350,000
    30,000    Burlington Resources                                     1,395,000
    30,000    Coastal Corp.                                            1,503,750
    27,000    Consolidated Natural Gas                                 1,434,375
    40,000    KN Energy                                                1,685,000
    13,000    Mobil Corp.                                              1,818,375
    14,000    Murphy Oil Corp.                                           649,250
    10,000    Schlumberger Ltd                                         1,191,250
    12,000    Shell Transport & Trading ADR                            1,432,500
    12,000    Texaco, Inc.                                             1,309,500
    33,000    Tidewater, Inc.                                          1,390,125
                                                                    ------------
                                                                      16,052,875
                                                                    ------------
              FINANCIAL SERVICES -- 9.2%
    24,000    Banc One Corp.                                           1,038,000
    18,000    Corestates Financial Corp.                                 951,750
    17,000    Lincoln National Corp.                                   1,034,875
    17,000    NationsBank Corp.                                        1,000,875
    50,000    Ohio Casualty Corp.                                      2,075,000
                                                                    ------------
                                                                       6,100,500
                                                                    ------------

See notes to combined financial statements
                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              FOOD PROCESSING -- 1.2%
     9,000    CPC International                                     $    774,000
                                                                    ------------
              NATURAL RESOURCES -- 8.8%
    75,000    Cyprus Amax Minerals Corp.                               1,828,125
    46,000    Newmont Mining Corp.                                     1,799,750
    20,000    Potlatch Corp.                                             857,500
    26,000    Union Camp Corp.                                         1,365,000
                                                                    ------------
                                                                       5,850,375
                                                                    ------------
              PHARMACEUTICALS -- 2.9%
    55,000    Pharmacia & Upjohn, Inc.                                 1,904,375
                                                                    ------------
              REAL ESTATE INVESTMENT TRUSTS -- 9.9%
    50,000    Kimco Realty Corp.                                       1,575,000
    72,000    New Plan Realty Investment Trust                         1,584,000
   100,000    United Dominion Realty Trust                             1,475,000
    45,000    Weingarten Realty Investment Trust                       1,929,375
                                                                    ------------
                                                                       6,563,375
                                                                    ------------
              RETAIL -- 3.8%
    29,000    J C Penney Corp.                                         1,493,500
    37,000    Wal-Mart Stores, Inc.                                    1,100,750
                                                                    ------------
                                                                       2,594,250
                                                                    ------------
              TELEPHONE/COMMUNICATIONS -- 5.2%
    25,000    AT & T Corp.                                               921,875
    65,000    Comcast Corp. Special Class A                            1,129,375
    32,000    GTE Corp.                                                1,412,000
                                                                    ------------
                                                                       3,463,250
                                                                    ------------
              TOBACCO -- 6.8%
    75,000    RJR Nabisco Holdings Corp.                               2,428,125
    73,000    UST, Inc.                                                2,080,500
                                                                    ------------
                                                                       4,508,625
                                                                    ------------

See notes to combined financial statements
                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              UTILITIES -- 18.8%
    69,000    Baltimore Gas & Electric                              $  1,811,250
    58,000    Brooklyn Union Gas Co.                                   1,616,750
    62,000    MCN Energy                                               1,836,750
    45,000    MidAmerican Energy Holdings                                759,375
    48,000    Piedmont Natural Gas Co.                                 1,170,000
    65,000    Scana Corp.                                              1,625,000
    59,000    Utilicorp United, Inc.                                   1,593,000
    65,000    Western Resources, Inc.                                  2,120,625
                                                                    ------------
                                                                      12,532,750
                                                                    ------------
              TOTAL COMMON STOCKS (Cost $59,212,153)                  64,952,163
                                                                    ------------
PRINCIPAL
  AMOUNT
              SHORT TERM INVESTMENTS -- 2.3%
              GENERAL ELECTRIC CAPITAL CORP.:
$  500,000    5.53%, 06/05/1997                                          500,000
 1,000,000    5.60%, 06/06/1997                                        1,000,000
                                                                    ------------
              TOTAL SHORT TERM INVESTMENTS (Cost $1,500,000)           1,500,000
                                                                    ------------
              TOTAL INVESTMENTS (Cost $60,712,153)                  $ 66,452,163
                                                                    ============

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- 98% of total portfolio
              OIL & GAS EXPLORATION -- 21.8%
    35,000    Abraxas Petroleum*                                   $     468,125
     7,200    Barrett Resources                                          241,200
   434,700    Canadian 88 Energy*                                      1,877,719
    36,000    Devon Energy                                             1,341,000
   208,800    Enserch Exploration*                                     2,270,700
    54,700    HS Resources*                                              793,150
   211,000    Hurricane Hydrocarbon*                                     865,476
    31,300    Louisiana Land & Exploration                             1,611,950
   143,000    Oryx Energy*                                             3,306,875
    61,600    Parker & Parsley                                         2,094,400
    18,700    Pogo Producing                                             748,000
   178,000    Rigel Energy*                                            2,222,657
    60,000    Rio Alto Exploration*                                      474,790
   142,300    Santa Fe Energy*                                         2,152,288
    10,300    Seagull Energy*                                            185,400
    45,400    Titan Exploration*                                         414,275
    64,600    United Meridian Corp.*                                   2,325,600
                                                                   -------------
                                                                      23,393,605
                                                                   -------------
              OIL/GAS EQUIPMENT & SERVICES -- 17.1%
    25,100    BJ Services*                                             1,386,775
    25,300    Dreco Energy Services*                                   1,258,675
    51,800    Global Marine*                                           1,165,500
    50,500    Nabors Industries Inc.*                                  1,133,094
   138,900    Oceaneering International*                               2,361,300
    74,800    Offshore Logistics*                                      1,355,750
    55,600    Parker Drilling*                                           535,150
    24,600    Petroleum Geo Services*                                  1,051,650
    19,500    Pool Energy Services*                                      324,188
    73,300    Pride Petroleum*                                         1,630,925
    37,000    Reading & Bates*                                           938,875
    47,100    Rowan Companies*                                         1,089,188
    11,000    Smith International Inc.*                                  576,125
    20,800    Tidewater                                                  876,200
    37,700    Varco International*                                     1,036,750
    47,500    Weatherford Enterra*                                     1,620,936
                                                                   -------------
                                                                      18,341,081
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              METALS & MINING -- 10.2%
   159,100    Amax Gold*                                           $   1,054,038
    73,900    Armco Steel*                                               277,125
    20,000    Asarco                                                     622,500
    65,300    Battle Mountain Gold                                       399,963
    28,300    Bema Gold Corp*                                            210,481
    52,400    Cambior Inc                                                681,200
   205,600    Canyon Resources*                                          668,200
    46,800    Cyprus Amax Minerals                                     1,140,750
    80,500    Echo Bay Mines*                                            493,063
     5,100    Getchell Gold Co*                                          203,363
    38,000    Hecla Mining Co*                                           218,500
    46,100    Kaiser Aluminum Corp*                                      530,150
    78,500    LTV Steel                                                1,099,000
    16,200    National Steel*                                            218,700
    28,300    Oregon Steel Mills Corp.                                   530,625
    98,600    Pegasus Gold*                                              696,363
     9,000    Pittston Minerals Group                                    123,750
    75,000    Royal Oak Mines*                                           196,873
   205,200    TVX Gold*                                                1,308,150
    12,800    Zeigler Coal Hldg.                                         297,600
                                                                   -------------
                                                                      10,970,394
                                                                   -------------
              HEALTH CARE SERVICES/HMOS -- 6.3%
    11,200    Coventry Corp*                                             163,100
    38,900    Humana Inc*                                                880,113
    22,900    Magellan Health Services*                                  624,025
     8,200    Maxicare*                                                  196,800
   181,800    Mid Atlantic Medical*                                    2,340,675
    20,000    Morrison Health                                            325,000
    35,300    Novacare*                                                  445,663
    24,800    Rehabcare Corp.*                                           855,600
    19,400    Sierra Healthcare*                                         603,824
     8,600    United Wisconsin                                           306,375
                                                                   -------------
                                                                       6,741,175
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              BUILDING CONSTRUCTION -- 5.1%
    57,900    Agco Corp                                            $   1,845,563
 2,000,000    Anhui Expressway                                           477,511
    38,900    Bucyrus Intl Inc*                                          359,825
   157,100    Dravo Corp*                                              1,728,100
    31,500    Fortress Group                                             169,313
    18,500    Northwest Pipe Company*                                    300,625
   877,000    Shenzhen Expressway                                        294,276
     7,700    USG Corp*                                                  268,537
                                                                   -------------
                                                                       5,443,750
                                                                   -------------
              TRUCKING/TRANSPORT/PARTS -- 5.0%
     9,600    Caliber Systems                                            307,200
     8,700    CNF Transportation                                         280,575
    16,400    Covenant Transportation*                                   248,050
   108,000    Fuji Heavy Industries                                      565,878
   175,000    Nissan Motor                                             1,162,350
     5,100    Roadway Express                                             96,900
    26,800    Simon Transportation*                                      495,800
    21,900    Smithway Motor Express*                                    235,425
    45,000    Titan International Inc                                    686,250
    65,100    Transport Corp of America*                                 878,850
     9,200    Werner Enterprises                                         179,400
     9,500    Yellow Corp*                                               181,688
                                                                   -------------
                                                                       5,318,366
                                                                   -------------
              PHARMACEUTICALS -- 4.9%
    40,000    Alpharma                                                   670,000
    37,300    Carter Wallace                                             615,450
    22,100    ICN Pharmaceuticals                                        477,913
   178,800    Mylan Labs, Inc.                                         2,704,350
    11,500    Onyx Pharmaceuticals*                                      123,625
    24,000    Yamanouchi Pharm                                           592,636
                                                                   -------------
                                                                       5,183,974
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              CONSUMER SERVICES -- 4.3%
    43,900    Berlitz International Inc.*                          $   1,048,113
    15,000    Fuji Photo Film                                            582,035
   175,000    Guidang Garam                                              754,599
    13,500    Meade Instruments*                                          92,813
    80,900    Sotheby's Holdings                                       1,253,950
    12,300    Stewart Enterprises                                        415,125
    26,300    York Group                                                 483,262
                                                                   -------------
                                                                       4,629,897
                                                                   -------------
              SOFTWARE -- 4.0%
    25,800    Barra Inc*                                                 761,100
    15,800    Cellular Technical Service*                                215,275
    23,900    Evans & Sutherland*                                        627,375
    20,000    Expert Software*                                            86,250
    40,200    Gerber Scientific                                          758,775
    84,900    Intergraph*                                                599,606
   103,200    Novell*                                                    812,700
    48,000    Platinum Software*                                         435,000
                                                                   -------------
                                                                       4,296,081
                                                                   -------------
              RETAILERS -- 3.3%
     6,700    Autobacs Seven                                             489,976
    18,000    Michael Stores*                                            355,500
     5,000    Roberds*                                                    25,625
    30,000    Trans World Entertainment*                                 446,250
    25,800    Wet Seal Inc*                                              757,875
    39,600    Williams Sonoma*                                         1,460,250
                                                                   -------------
                                                                       3,535,476
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              FINANCIAL SERVICES -- 3.3%
    16,600    Alliance Bancorp                                     $     487,625
    46,900    American Banknote*                                         199,325
    11,300    First Commerce Corp                                        509,913
    22,335    IBS Financial                                              332,233
     1,500    Shokoh Fund                                                400,068
    45,600    Standard Financial                                       1,063,050
    10,600    Union Planters                                             500,850
                                                                   -------------
                                                                       3,493,064
                                                                   -------------
              ELECTRONICS/ELECTRICAL -- 2.8%
    23,700    BE Aerospace*                                              574,725
    72,000    Daimei Telecomm Eng                                        650,434
    30,900    DSP Communications*                                        343,763
    83,400    Lo-Jack Corp*                                              969,525
    66,000    Sumitomo Bakelite (Tokyo)                                  495,156
                                                                   -------------
                                                                       3,033,603
                                                                   -------------
              UTILITIES/BROADCASTING -- 1.7%
    10,000    Cablevision*                                               326,250
    18,000    Central Euro Media*                                        423,000
     9,000    Central Hudson Gas & Elec                                  290,250
    45,000    Comcast Corp-Class A                                       781,875
                                                                   -------------
                                                                       1,821,375
                                                                   -------------
              PAPER PRODUCTS -- 1.7%
     9,100    Albany International                                       207,025
    14,200    Bowater Corp                                               701,125
    17,000    Pope & Talbot                                              280,500
    45,000    Stone Containers*                                          618,750
                                                                   -------------
                                                                       1,807,400
                                                                   -------------
              RESTAURANTS/FOOD PRODUCTS -- 1.7%
    23,100    Brinker Int'l*                                             320,513
    34,650    Flowers Inds Inc                                           610,706
    31,500    Hudson Foods Inc                                           500,062
    23,200    Tasty Banking Inc                                          374,100
                                                                   -------------
                                                                       1,805,381
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              COMPUTER EQUIPMENT -- 1.6%
    43,000    Dai Nippon Screen (Tokyo)                            $     359,967
    16,600    Information Resource*                                      249,000
    12,300    Komag Inc                                                  355,163
    30,000    Lightbridge*                                               258,750
    16,500    Union Tool                                                 451,432
                                                                   -------------
                                                                       1,674,312
                                                                   -------------
              MEDICAL SUPPLIES/SERVICES -- 1.1%
    41,300    Healthsource Inc.*                                         887,950
    14,900    Neopath*                                                   294,275
                                                                   -------------
                                                                       1,182,225
                                                                   -------------
              ENVIRONMENTAL -- .9%
    38,900    Calgon Carbon Corp                                         544,600
   190,000    ICF Kaiser International*                                  451,250
                                                                   -------------
                                                                         995,850
                                                                   -------------
              REAL ESTATE -- .8%
    58,200    Atlantic Gulf Communities*                                 327,375
   354,000    Hong Kong & Shanghai Hotel                                 548,235
                                                                   -------------
                                                                         875,610
                                                                   -------------
              SHIPPING -- .2%
    11,700    Kirby Exploration*                                         220,838
                                                                   -------------
              AGRICULTURAL -- .2%
    14,300    Agrium                                                     193,050
                                                                   -------------
              TOTAL COMMON STOCKS (Cost $94,103,477)                 104,956,503
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1997
                                  (UNAUDITED)

PRINCIPAL
  AMOUNT                         DESCRIPTION                           VALUE
              SHORT TERM INVESTMENTS -- 2.0%
$1,000,000    American Express, 5.50% 6/3/97                       $   1,000,000
 1,150,000    Ford Motor Credit, 5.58% 6/6/97                          1,150,000
                                                                   -------------
              TOTAL SHORT TERM INVESTMENTS
                (Cost $2,150,000)                                      2,150,000
                                                                   -------------
              TOTAL INVESTMENTS (Cost $96,253,477)                 $ 107,106,503
                                                                   =============

---------------
* Non-income producing security

See notes to combined financial statements
                                       --

                        COWEN GOVERNMENT SECURITIES FUND
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                           DESCRIPTION                           VALUE

             MORTGAGE-BACKED SECURITIES -- 71.8%
             of total portfolio
             FEDERAL NATIONAL MORTGAGE ASS'N (FNMA) CERTIFICATES:
$172,181     9.000%, 02/01/15                                        $   181,327
 698,924     7.000%, 12/01/24                                            684,722
             GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
             CERTIFICATES:
  42,610     8.000%, 05/15/02                                             43,225
  12,532     10.000%, 04/15/16                                            13,683
   9,354     10.000%, 07/15/17                                            10,216
  10,382     10.000%, 11/15/17                                            11,339
   9,514     9.000%, 05/15/21                                             10,132
  13,057     9.500%, 11/15/21                                             14,061
  87,914     9.500%, 03/20/25                                             93,683
 168,473     8.000%, 05/15/25                                            171,577
 477,114     8.000%, 05/15/26                                            485,464
 546,383     8.000%, 11/15/26                                            555,945
                                                                     -----------
               TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $2,278,841)                                    2,275,374
                                                                     -----------
             U.S. TREASURY NOTES -- 28.2%
 900,000     6.250%, 10/31/01 (Cost $902,990)                            891,702
                                                                     -----------
             TOTAL INVESTMENTS (Cost $3,181,831)                     $ 3,167,076
                                                                     ===========

See notes to combined financial statements
                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1997
                                  (UNAUDITED)

  SHARES                          DESCRIPTION                          VALUE

              CUMULATIVE PREFERRED STOCK -- 14.7%
              of total portfolio
    12,000    American Financial Capital 9.125%, 10/15/26           $    307,500
     8,500    Protective Life Corp. 8.25%, 04/30/27                      214,625
     8,600    McDonald's Corp. 7.50%, 09/30/36                           213,925
    20,000    Merrill Lynch TOPRS 7.750%, 12/31/36                       500,000
    15,000    Textron Capital Trust 7.92%, 03/31/45                      369,375
                                                                    ------------
                TOTAL CUMULATIVE PREFERRED STOCK
                   (Cost $1,598,298)                                   1,605,425
                                                                    ------------

PRINCIPAL
  AMOUNT
              CORPORATE NOTES -- 16.0%
$  765,000    Phillip Morris Cos. Inc. 6.000%, 11/15/99                  749,547
 1,000,000    Sears Roebuck Acceptance 7.010%, 09/19/02                  998,090
                                                                    ------------
                TOTAL CORPORATE NOTES
                   (Cost $1,740,580)                                   1,747,637
                                                                    ------------
              MORTGAGE-BACKED SECURITIES -- 31.1%
              FEDERAL NATIONAL MORTGAGE ASS'N (FNMA)
              CERTIFICATES:
   100,553    9.000%, 05/01/09                                           104,876
    90,246    9.500%, 03/01/10                                            97,254
   178,738    7.500%, 09/01/10                                           180,972
   877,492    7.000%, 11/01/10                                           873,192
    82,606    9.000%, 04/01/15                                            86,994
   111,178    9.500%, 07/01/22                                           119,845

See notes to combined financial statements
                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                  MAY 31, 1997
                                  (UNAUDITED)

PRINCIPAL
  AMOUNT                          DESCRIPTION                          VALUE
              MORTGAGE-BACKED SECURITIES -- (Continued)
              GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
              CERTIFICATES:
$  126,367    8.000%, 06/15/01                                      $    128,193
    50,543    9.000%, 12/15/16                                            54,080
    48,520    10.000%, 12/15/18                                           52,992
    41,299    8.500%, 10/15/21                                            43,196
    69,758    8.000%, 06/15/22                                            71,457
   721,333    8.000%, 11/15/24                                           735,753
   831,404    8.000%, 09/15/26                                           845,953
                                                                    ------------
                TOTAL MORTGAGE-BACKED SECURITIES
                   (Cost $3,416,792)                                   3,394,757
                                                                    ------------
              U.S. TREASURY NOTES -- 38.2%
 1,000,000    7.750%, 01/31/00                                         1,034,060
 1,000,000    7.125%, 02/29/00                                         1,019,220
 1,000,000    6.250%, 10/31/01                                           990,780
 1,000,000    6.250%, 02/15/03                                           986,410
   150,000    6.625%, 04/30/02                                           150,655
                                                                    ------------
                TOTAL U.S. TREASURY NOTES
                   (Cost $4,265,559)                                   4,181,125
                                                                    ------------
              TOTAL INVESTMENTS (Cost $11,021,229)                  $ 10,928,944
                                                                    ============

See notes to combined financial statements

                                       --

                      (This page intentionally left blank)

                                       --

                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1997
                                  (UNAUDITED)

                                                                                      INCOME + GROWTH
                                                                                            FUND
      ASSETS:
       Investments in securities, at value (cost $60,712,153, $96,253,477,
         $3,181,831 and $11,021,229, respectively -- see statements)                    $ 66,452,163
       Cash                                                                                   42,834
       Receivables:
         Cowen & Company                                                                          --
         Subscriptions to Common Stock                                                        37,051
         Investment securities sold                                                               --
         Dividends and interest                                                              164,080
       Prepaid expenses, etc.                                                                 19,193
       Deferred organization expenses -- Note 1(E)                                                --
                                                                                    ----------------
           TOTAL ASSETS                                                                   66,715,321
                                                                                    ----------------
      LIABILITIES:
       Payables:
         Custodian                                                                                --
         Cowen & Company                                                                      45,813
         Redemptions of Common Stock                                                          46,632
         Dividends -- Note 1(C)                                                                   --
         Investment securities purchased                                                          --
         Accrued expenses and other liabilities                                               70,840
                                                                                    ----------------
           TOTAL LIABILITIES                                                                 163,285
                                                                                    ----------------
      NET ASSETS                                                                        $ 66,552,036
                                                                                    ================
      NET ASSETS consist of:
       Paid-in Capital                                                                  $ 56,086,771
       Accumulated undistributed net investment income                                       220,631
       Accumulated net realized gain (loss) on investments                                 4,504,624
       Net unrealized appreciation (depreciation) on investments                           5,740,010
                                                                                    ----------------
      NET ASSETS                                                                        $ 66,552,036
                                                                                    ================
      CLASS A
       Net assets                                                                       $ 51,658,333
       Outstanding shares of common stock, ($.001 par value)                               4,009,471
       Net asset value per share                                                        $      12.88
       Maximum offering price per share                                                 $      13.52
      CLASS B
       Net assets                                                                       $  3,224,862
       Outstanding shares of common stock, ($.001 par value)                                 251,766
       Net asset value per share                                                        $      12.81
      CLASS C
       Net assets                                                                       $ 11,668,841
       Outstanding shares of common stock, ($.001 par value)                                 902,198
       Net asset value per share                                                        $      12.93

See notes to combined financial statements

                                       --

                              GOVERNMENT        INTERMEDIATE FIXED
       OPPORTUNITY FUND     SECURITIES FUND        INCOME FUND
         $107,106,503         $ 3,167,076          $ 10,928,944
               43,912                  --                25,965
                   --               4,760                 1,673
              283,749               1,111                   551
            4,914,581                  --                    --
               38,241              19,240                95,021
               18,767              11,674                11,674
                   --               8,634                 8,730
         ------------         -----------         -------------
          112,405,753           3,212,495            11,072,558
         ------------         -----------         -------------
                   --               5,417                    --
               91,524                  --                    --
               51,448               7,500                48,267
                   --                 574                 6,220
            4,895,148                  --                    --
               88,573              22,807                31,409
         ------------         -----------         -------------
            5,126,693              36,298                85,896
         ------------         -----------         -------------
         $107,279,060         $ 3,176,197          $ 10,986,662
         ============         ===========         =============
         $ 89,563,961         $ 3,212,018          $ 11,334,191
                   --                  --                    --
            6,862,073             (21,066)             (255,244)
           10,853,026             (14,755)              (92,285)
         ------------         -----------         -------------
         $107,279,060         $ 3,176,197          $ 10,986,662
         ============         ===========         =============
         $ 48,517,862         $ 3,078,326          $  9,760,886
            3,151,476             328,163             1,051,991
         $      15.40         $      9.38          $       9.28
         $      16.17         $      9.85          $       9.50
         $ 10,277,655         $                    $    550,705
              688,152                                    58,921
         $      14.94         $                    $       9.35
         $ 48,483,543         $    97,871          $    675,071
            3,113,960              10,308                72,996
         $      15.57         $      9.49          $       9.25

                                       --

                            STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1997
                                  (UNAUDITED)

                                                                   INCOME + GROWTH
                                                                        FUND
     INVESTMENT INCOME:
       Dividend income                                               $ 1,204,490
       Interest income                                                    80,409
                                                                     -----------
            TOTAL INCOME                                               1,284,899
                                                                     -----------
     EXPENSES:
       Investment management fee -- Note 2(A)                            248,183
       Service fee -- Class A -- Note 2(C)                                64,461
       Service and Distribution fees -- Class B -- Note 2(C)              14,538
       Professional fees                                                  18,648
       Shareholder servicing fees
         Class A                                                          25,118
         Class B                                                           1,800
         Class C                                                           2,391
       Directors' fees and expenses -- Note 2(D)                          12,322
       Federal and state registration fees                                19,720
       Prospectus and shareholders' reports                               25,476
       Custodian fees                                                      8,361
       Amortization of organization expenses -- Note 1(E)                     --
       Miscellaneous                                                       2,686
                                                                     -----------
            TOTAL EXPENSES                                               443,704
              Less: expenses waived and absorbed --
                Notes 2(A, C and D)                                      (46,327)
                                                                     -----------
            NET EXPENSES                                                 397,377
                                                                     -----------
       Net Investment Income (loss)                                      887,522
                                                                     -----------
       Realized and Unrealized Gain (Loss) on Investments --
         Note 3:
         Net realized gain (loss) on investments                       4,806,954
         Net unrealized appreciation (depreciation) on
            investments                                               (2,952,329)
                                                                     -----------
       Net Realized and Unrealized Gain (Loss) on Investments          1,854,625
                                                                     -----------
       Net Increase (Decrease) in Net Assets Resulting from
         Operations                                                  $ 2,742,147
                                                                     ===========

See notes to combined financial statements

                                       --

                             GOVERNMENT        INTERMEDIATE FIXED
      OPPORTUNITY FUND     SECURITIES FUND        INCOME FUND

         $  243,863           $      --            $       --
            142,891              89,775               442,484
         ----------           ---------            ----------
            386,754              89,775               442,484
         ----------           ---------            ----------
            440,854               7,751                31,459
             56,298               3,113                13,228
             46,808                  --                 1,572
             16,658               8,942                 8,846
             29,110               2,115                 7,975
              7,049                  --                   252
              6,191                 189                   406
             11,721              11,721                11,721
             19,965              13,597                13,727
             15,106               1,012                 4,736
             21,815               1,894                 3,588
                 --               6,901                 6,989
              2,870                 392                   964
         ----------           ---------            ----------
            674,445              57,627               105,463
            (47,297)            (52,459)              (65,496)
         ----------           ---------            ----------
            627,148               5,168                39,967
         ----------           ---------            ----------
           (240,394)             84,607               402,517
         ----------           ---------            ----------
          7,257,632              (9,296)             (105,090)
           (893,087)            (47,791)             (187,231)
         ----------           ---------            ----------
          6,364,545             (57,087)             (292,321)
         ----------           ---------            ----------
         $6,124,151           $  27,520            $  110,196
         ==========           =========            ==========

                                       --

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         INCOME + GROWTH FUND
                                                    ------------------------------
                                                    SIX MONTHS
                                                       ENDED              YEAR
                                                      5/31/97            ENDED
                                                    (UNAUDITED)         11/30/96
     OPERATIONS:
       Net investment income                       $   887,522        $  2,441,778
       Net realized gain on investments              4,806,954           8,408,735
       Net unrealized (depreciation) on
         investments                                (2,952,329)            (48,607)
                                                   -----------        ------------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                        2,742,147          10,801,906
                                                   -----------        ------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                      (731,251)         (1,959,683)
         Class B                                       (28,071)            (68,567)
         Class C                                      (184,016)           (625,281)
       Net realized gains on investments
         Class A                                    (6,585,113)         (1,843,725)
         Class B                                      (328,686)            (55,281)
         Class C                                    (1,476,639)           (722,597)
                                                   -----------        ------------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS     (9,333,776)         (5,275,134)
                                                   -----------        ------------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                     3,827,773          12,200,391
       Net asset value of shares issued in
         reinvestments of distributions              8,669,610           4,990,142
       Cost of shares redeemed                      (6,169,557)        (25,962,378)
                                                   -----------        ------------
         NET INCREASE (DECREASE) IN NET ASSETS
            FROM COMMON STOCK TRANSACTIONS           6,327,826          (8,771,845)
                                                   -----------        ------------
            TOTAL (DECREASE) IN NET ASSETS            (263,803)         (3,245,073)
     NET ASSETS:
       Beginning of period                          66,815,839          70,060,912
                                                   -----------        ------------
       End of period                               $66,552,036        $ 66,815,839
                                                   ===========        ============
     Undistributed net investment income           $   220,631        $    276,408
                                                   ===========        ============

See notes to combined financial statements

                                       --

                                                           OPPORTUNITY FUND
                                                    -------------------------------
                                                     SIX MONTHS
                                                       ENDED               YEAR
                                                      5/31/97             ENDED
                                                    (UNAUDITED)          11/30/96
     OPERATIONS:
       Net investment loss                         $   (240,394)       $   (297,291)
       Net realized gain on investments               7,257,632          11,722,237
       Net unrealized appreciation (depreciation)
         on investments                                (893,087)          8,236,515
                                                   ------------        ------------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                         6,124,151          19,661,461
                                                   ------------        ------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net realized gains on investments
         Class A                                     (5,387,688)           (911,398)
         Class B                                     (1,131,024)           (154,675)
         Class C                                     (4,941,726)           (450,538)
                                                   ------------        ------------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS     (11,460,438)         (1,516,611)
                                                   ------------        ------------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                     18,456,135          27,354,999
       Net asset value of shares issued in
         reinvestments of distributions              11,254,873           1,490,968
       Cost of shares redeemed                      (10,207,752)        (18,321,441)
                                                   ------------        ------------
         NET INCREASE IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                       19,503,256          10,524,526
                                                   ------------        ------------
            TOTAL INCREASE IN NET ASSETS             14,166,969          28,669,376
     NET ASSETS:
       Beginning of period                           93,112,091          64,442,715
                                                   ------------        ------------
       End of period                               $107,279,060        $ 93,112,091
                                                   ============        ============

See notes to combined financial statements

                                       --

                                                              GOVERNMENT
                                                            SECURITIES FUND
                                                     -----------------------------
                                                     SIX MONTHS
                                                        ENDED             YEAR
                                                       5/31/97            ENDED
                                                     (UNAUDITED)        11/30/96
     OPERATIONS:
       Net investment income                         $   84,607        $  229,001
       Net realized (loss) on investments                (9,296)           (5,078)
       Net unrealized (depreciation) on
         investments                                    (47,791)          (96,320)
                                                     ----------        ----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                            27,520           127,603
                                                     ----------        ----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                        (81,574)         (221,638)
         Class B                                             --            (1,751)
         Class C                                         (3,033)           (5,612)
                                                     ----------        ----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (84,607)         (229,001)
                                                     ----------        ----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                        654,285           308,567
       Net asset value of shares issued in
         reinvestments of distributions                  80,320           205,999
       Cost of shares redeemed                         (224,703)       (1,833,196)
                                                     ----------        ----------
         NET INCREASE (DECREASE) IN NET ASSETS
            FROM COMMON STOCK TRANSACTIONS              509,902        (1,318,630)
                                                     ----------        ----------
            TOTAL INCREASE (DECREASE) IN NET
              ASSETS                                    452,815        (1,420,028)
     NET ASSETS:
       Beginning of period                            2,723,382         4,143,410
                                                     ----------        ----------
       End of period                                 $3,176,197        $2,723,382
                                                     ==========        ==========

See notes to combined financial statements

                                       --

                                                          INTERMEDIATE FIXED
                                                              INCOME FUND
                                                     -----------------------------
                                                     SIX MONTHS
                                                        ENDED             YEAR
                                                       5/31/97            ENDED
                                                     (UNAUDITED)        11/30/96
     OPERATIONS:
       Net investment income                         $  402,517        $1,073,450
       Net realized (loss) on investments              (105,090)         (151,102)
       Net unrealized (depreciation) on
         investments                                   (187,231)         (288,658)
                                                    -----------       -----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                           110,196           633,690
                                                    -----------       -----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                       (337,303)         (885,315)
         Class B                                        (19,160)          (50,276)
         Class C                                        (46,054)         (137,858)
       Net realized gains on investments
         Class A                                             --          (140,232)
         Class B                                             --            (5,359)
         Class C                                             --           (17,397)
                                                    -----------       -----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS        (402,517)       (1,236,437)
                                                    -----------       -----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                        372,874         6,747,241
       Net asset value of shares issued in
         reinvestments of dividends                     352,987         1,056,981
       Cost of shares redeemed                       (3,846,301)       (9,917,773)
                                                    -----------       -----------
         NET (DECREASE) IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                       (3,120,440)       (2,113,551)
                                                    -----------       -----------
            TOTAL(DECREASE) IN NET ASSETS            (3,412,761)       (2,716,298)
     NET ASSETS:
       Beginning of Period                           14,399,423        17,115,721
                                                    -----------       -----------
       End of Period                                $10,986,662       $14,399,423
                                                    ===========       ===========

See notes to combined financial statements

                                       --

                                  COWEN FUNDS
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: Cowen Income + Growth Fund, Inc. ("CIG") and Cowen Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the Cowen Intermediate Fixed Income Fund ("CIFIF"), Cowen Government Securities Fund, formerly known as Cowen Tradition Fixed Income Fund ("CGSF"), and Cowen Opportunity Fund ("COF"). Cowen & Company ("Cowen") acts as the investment manager and distributor of each of the Funds' shares. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF and CGSF. The Funds' financial statements are prepared in accordance with generally accepted accounting principals which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) Portfolio valuation: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) Dividends to shareholders: Dividends for CIG and COF are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1996, CGSF and CIFIF had unused capital loss carryovers of approximately $12,000 and $150,000, respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire $6,800 in fiscal 2002 and $155,200 in fiscal 2004.

  (E) Deferred organization expenses: Organization expenses paid by CGSF and CIFIF are being amortized to operations from January 20, 1993, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by Cowen in connection with the organization of each Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

                                       --

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of May 31, 1997, COF reclassified $240,394 from accumulated undistributed net investment loss to accumulated net realized gain on investments. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) Options Transactions: When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
(A) Investment Management Fee: Fees paid by the Funds to Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50% and .60% for CIG, COF, CIFIF and CGSF, respectively, of the average daily value of each Fund's net assets. Since May 9, 1994, Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .20% through August 31, 1995, of .18% from that date through March 31, 1996 and of .14% thereafter, of the average daily value of its net assets, and the COF's expenses in an amount equal to an annual rate of .22% through March 31, 1996, of .13% through March 31, 1997 and
 .03% thereafter, of the average daily value of its net assets.

  With respect to CGSF and CIFIF, through July 11, 1994, Cowen waived all of each Fund's Investment Management Fee and has agreed to pay all of each Fund's expenses. From July 11, 1994 through March 31, 1995, Cowen continued to waive all of each Fund's Investment Management Fee and to pay all of each Fund's expenses. With respect to CGSF, Cowen voluntarily waived its investment management fee and service fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and .50% of the Class B distribution fee. The directors' fees are being waived by directors. With respect to CIFIF, Cowen voluntarily waived its investment management fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and its service and distribution fees. The directors' fees are being waived by directors.

  Cowen has agreed to maintain these fee and expense reimbursement arrangements for each Fund through March 31, 1998 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) In acting as distributor during the period ended May 31, 1997, Cowen earned $37,149, $73,639, $1,680 and $1,308 of commissions on sales of the shares of CIG, COF, CGSF and CIFIF, respectively.

                                       --

  (C) Shareholder Servicing and Distribution Plans (the "Plan"): Cowen is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid by Cowen to persons, including Cowen employees, who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to Cowen a monthly distribution fee at the annual rate of .75% for CIG, COF and CGSF and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses; however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1997, was as follows:

                  CIG              COF             CGSF            CIFIF
---------------------------------------------------------------------------
Purchases     $ 22,809,608     $ 72,501,556     $ 1,700,850     $ 5,611,143
---------------------------------------------------------------------------
Sales         $ 24,591,271     $ 60,736,438     $ 1,059,835     $ 8,300,862
---------------------------------------------------------------------------

  At May 31, 1997, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

  At May 31, 1997, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                      CIG            COF           CGSF         CIFIF
------------------------------------------------------------------------
Gross
 Unrealized
 Appreciation     $ 7,313,675    $ 14,724,721    $  10,108    $  29,678
Gross
 Unrealized
 Depreciation       1,573,665       3,871,695       24,863      121,963
------------------------------------------------------------------------
 Net              $ 5,740,010    $ 10,853,026    $ (14,755)   $ (92,285)
------------------------------------------------------------------------

NOTE 4 - COMMON STOCK TRANSACTIONS: At May 31, 1997, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN INCOME + GROWTH FUND

                                                   SIX MONTHS ENDED MAY 31, 1997
                           ------------------------------------------------------------------------------
                                   CLASS A                   CLASS B                    CLASS C
                           -----------------------    ---------------------    --------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                           --------    -----------    -------    ----------    ----------    ------------
Shares Sold                 150,728    $ 1,878,810     59,658    $  747,971        94,528    $  1,200,992
Dividends Reinvested        559,165      6,834,652     25,571       311,273       124,218       1,523,685
                           --------    -----------    -------    ----------    ----------    ------------
                            709,893      8,713,462     85,229     1,059,244       218,746       2,724,677
Shares Redeemed            (346,500)    (4,371,131)   (13,805)     (175,595)     (128,652)     (1,622,831)
                           --------    -----------    -------    ----------    ----------    ------------
Net Increase                363,393    $ 4,342,331     71,424    $  883,649        90,094    $  1,101,846
                           ========    ===========    =======    ==========    ==========    ============


                                                    YEAR ENDED NOVEMBER 30, 1996
                           ------------------------------------------------------------------------------
                                   CLASS A                   CLASS B                    CLASS C
                           -----------------------    ---------------------    --------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                           --------    -----------    -------    ----------    ----------    ------------
Shares Sold                 323,430    $ 4,240,149     84,994    $1,114,910       519,587    $  6,845,332
Dividends Reinvested        273,319      3,559,882      9,145       118,830       100,573       1,311,430
                           --------    -----------    -------    ----------    ----------    ------------
                            596,749      7,800,031     94,139     1,233,740       620,160       8,156,762
Shares Redeemed            (686,981)    (9,077,987)   (24,372)     (318,947)   (1,267,397)    (16,565,444)
                           --------    -----------    -------    ----------    ----------    ------------
Net Increase (Decrease)     (90,232)   $(1,277,956)    69,767    $  914,793      (647,237)   $ (8,408,682)
                           ========    ===========    =======    ==========    ==========    ============

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN OPPORTUNITY FUND

                                                     SIX MONTHS ENDED MAY 31, 1997
                             -----------------------------------------------------------------------------
                                     CLASS A                   CLASS B                    CLASS C
                             -----------------------    ----------------------    ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
                             --------    -----------    -------    -----------    ---------    -----------
Shares Sold                   403,916    $ 5,843,381     99,687    $ 1,421,760      756,002    $11,189,924
Dividends Reinvested          371,816      5,276,074     78,964      1,090,492      340,886      4,888,308
                             --------    -----------    -------    -----------    ---------    -----------
                              775,732     11,119,455    178,651      2,512,252    1,096,888     16,078,232
Shares Redeemed              (269,668)    (4,006,575)   (32,241)      (451,680)    (390,236)    (5,749,497)
                             --------    -----------    -------    -----------    ---------    -----------
Net Increase                  506,064    $ 7,112,880    146,410    $ 2,060,572      706,652    $10,328,735
                             ========    ===========    =======    ===========    =========    ===========


                                                   FOR YEAR ENDED NOVEMBER 30, 1996
                             -----------------------------------------------------------------------------
                                     CLASS A                   CLASS B                    CLASS C
                             -----------------------    ----------------------    ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
                             --------    -----------    -------    -----------    ---------    -----------
Shares Sold                   307,594    $ 4,456,116    102,767    $ 1,463,700    1,457,942    $21,435,183
Dividends Reinvested           69,163        895,655     11,962        152,511       33,954        442,416
                             --------    -----------    -------    -----------    ---------    -----------
                              376,757      5,351,771    114,729      1,616,211    1,491,896     21,877,599
Shares Redeemed              (679,963)    (9,608,731)   (72,025)    (1,007,199)    (543,685)    (7,705,512)
                             --------    -----------    -------    -----------    ---------    -----------
Net Increase (Decrease)      (303,206)   $(4,256,960)    42,704    $   609,012      948,211    $14,172,087
                             ========    ===========    =======    ===========    =========    ===========

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN GOVERNMENT SECURITIES FUND

                                           SIX MONTHS ENDED MAY 31, 1997
                                  -----------------------------------------------
                                          CLASS A                  CLASS C
                                  -----------------------    --------------------
                                   SHARES       AMOUNT       SHARES      AMOUNT
                                  --------    -----------    -------    ---------
Shares Sold                         69,011    $   644,763     1,003     $   9,522
Dividends Reinvested                 8,239         77,291       319         3,029
                                  --------    -----------    -------    ---------
                                    77,250        722,054     1,322        12,551
Shares Redeemed                    (23,323)      (219,490)     (546)       (5,213)
                                  --------    -----------    -------    ---------
Net Increase                        53,927    $   502,564       776     $   7,338
                                  ========    ===========    =======    =========


                                                      YEAR ENDED NOVEMBER 30, 1996
                                  ---------------------------------------------------------------------
                                          CLASS A                  CLASS B                CLASS C
                                  -----------------------    --------------------    ------------------
                                   SHARES       AMOUNT       SHARES      AMOUNT      SHARES     AMOUNT
                                  --------    -----------    -------    ---------    ------    --------
Shares Sold                         23,793    $   226,905         --    $      --     8,386    $ 81,662
Dividends Reinvested                20,988        199,947         46          462       583       5,590
                                  --------    -----------    -------    ---------    ------    --------
                                    44,781        426,852         46          462     8,969      87,252
Shares Redeemed                   (172,053)    (1,640,548)   (15,360)    (154,719)   (3,980)    (37,929)
                                  --------    -----------    -------    ---------    ------    --------
Net Increase (Decrease)           (127,272)   $(1,213,696)   (15,314)   $(154,257)    4,989    $ 49,323
                                  ========    ===========    =======    =========    ======    ========

                                       --

                                  COWEN FUNDS
                             NOTE 4 -- (continued)

COWEN INTERMEDIATE FIXED INCOME FUND

                                                     SIX MONTHS ENDED MAY 31, 1997
                               --------------------------------------------------------------------------
                                       CLASS A                  CLASS B                   CLASS C
                               -----------------------    --------------------    -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT
                               --------    -----------    -------    ---------    --------    -----------
Shares Sold                      23,823    $   222,062      2,283    $  21,445      13,904    $   129,367
Dividends Reinvested             31,825        295,603      1,545       14,454       4,638         42,930
                               --------    -----------    -------    ---------    --------    -----------
                                 55,648        517,665      3,828       35,899      18,542        172,297
Shares Redeemed                (258,724)    (2,407,942)   (25,547)    (240,788)   (130,525)    (1,197,571)
                               --------    -----------    -------    ---------    --------    -----------
Net (Decrease)                 (203,076)   $(1,890,277)   (21,719)   $(204,889)   (111,983)   $(1,025,274)
                               ========    ===========    =======    =========    ========    ===========


                                                      YEAR ENDED NOVEMBER 30, 1996
                               --------------------------------------------------------------------------
                                       CLASS A                  CLASS B                   CLASS C
                               -----------------------    --------------------    -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT
                               --------    -----------    -------    ---------    --------    -----------
Shares Sold                     564,602    $ 5,378,480     29,055    $ 282,806     114,335    $ 1,085,955
Dividends Reinvested             93,189        880,449      3,251       30,724      15,529        145,808
                               --------    -----------    -------    ---------    --------    -----------
                                657,791      6,258,929     32,306      313,530     129,864      1,231,763
Shares Redeemed                (913,933)    (8,525,965)   (10,626)     (99,472)   (138,370)    (1,292,336)
                               --------    -----------    -------    ---------    --------    -----------
Net Increase (Decrease)        (256,142)   $(2,267,036)    21,680    $ 214,058      (8,506)   $   (60,573)
                               ========    ===========    =======    =========    ========    ===========

                                       --

                                  COWEN FUNDS
                                     NOTE 5

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                             COWEN INCOME + GROWTH FUND -- CLASS A
                                      ------------------------------------------------------------------------------------
                                                      YEAR ENDED NOVEMBER       FOUR
                                      SIX MONTHS              30,              MONTHS            YEAR ENDED JULY 31,
                                         ENDED        -------------------      ENDED       -------------------------------
                                        5/31/97        1996        1995       11/30/94      1994        1993        1992
                                      -----------     -------     -------     --------     -------     -------     -------
                                      (UNAUDITED)



NET ASSET VALUE,
 Beginning of Period                    $ 14.40       $ 13.19     $ 10.62     $11.06       $ 12.97     $ 12.85     $ 11.30
                                        -------       -------     -------     ------       -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net                  0.17          0.48        0.51       0.19          0.52        0.48        0.46
 Net Realized and Unrealized Gains
   (Losses) on Investments                 0.32          1.74        2.54      (0.50)        (0.44)       0.68        1.57
                                        -------       -------     -------     ------       -------     -------     -------
 Net from Investment Operations            0.49          2.22        3.05      (0.31)         0.08        1.16        2.03
                                        -------       -------     -------     ------       -------     -------     -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                                 (0.19)        (0.52)      (0.48)     (0.13)        (0.52)      (0.49)      (0.48)
 Distributions from Net Realized
   Gains on Investments                   (1.82)        (0.49)         --         --         (1.47)      (0.55)         --
                                        -------       -------     -------     ------       -------     -------     -------
 Total Distributions                      (2.01)        (1.01)      (0.48)     (0.13)        (1.99)      (1.04)      (0.48)
                                        -------       -------     -------     ------       -------     -------     -------
NET ASSET VALUE,
 End of Period                          $ 12.88       $ 14.40     $ 13.19     $10.62       $ 11.06     $ 12.97     $ 12.85
                                        =======       =======     =======     ======       =======     =======     =======
Total Return(5)                            8.46%(2)     17.86%      29.50%     (8.50%)(2)     0.28%       9.45%      18.49%
RATIOS/SUPPLEMENTARY
 DATA
 Net Assets (000 omitted)               $51,658       $52,502     $49,298     $32,104      $34,722     $35,016     $32,956
 Ratio of Expenses to Average
   Net Assets                              0.61%(3)      1.24%       1.31%      0.47%(3)      1.26%       1.33%       2.02%
 Ratio of Investment Income -- Net
   to Average Net Assets                   1.33%(3)      3.56%       4.29%      1.65%(3)      4.32%       3.74%       3.84%
 Decrease Reflected on Above
   Ratios Due to Expense
   Reimbursements/Waivers                  0.07%(3)      0.15%       0.19%      0.07%(3)      0.04%         --          --
 Portfolio Turnover Rate                     36%           79%         72%        31%           76%         62%         73%
 Average Commission Rate Paid(8)        $  0.06       $0.0612

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                           COWEN INCOME + GROWTH FUND -- CLASS B
                                              ---------------------------------------------------------------
                                                                  YEAR ENDED           FOUR       PERIOD FROM
                                              SIX MONTHS         NOVEMBER 30,         MONTHS      5/17/94(4)
                                                 ENDED        ------------------      ENDED         THROUGH
                                                5/31/97        1996        1995      11/30/94       7/31/94
                                              -----------     -------     ------     --------     -----------
                                              (UNAUDITED)


NET ASSET VALUE,
 Beginning of Period                            $ 14.31      $ 13.14      $10.58      $11.04        $ 10.85(1)
                                                -------      -------      ------      ------        ---------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net                          0.13         0.37       0.42         0.16           0.09
 Net Realized and Unrealized Gains
   (Losses) on Investments                         0.32         1.73       2.54        (0.50)          0.20
                                                -------      -------      ------      ------        ---------
 Net from Investment Operations                    0.45         2.10       2.96        (0.34)          0.29
                                                -------      -------      ------      ------        ---------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income             (0.13)       (0.44)     (0.40)       (0.12)         (0.10)
 Distributions from Net Realized Gains on
   Investments                                    (1.82)       (0.49)        --           --             --
                                                -------      -------      ------      ------        ---------
 Total Distributions                              (1.95)       (0.93)     (0.40)       (0.12)         (0.10)
                                                -------      -------      ------      ------        ---------
NET ASSET VALUE,
 End of Period                                  $ 12.81      $ 14.31      $13.14      $10.58        $ 11.04
                                                =======      =======      ======      ======        =======
Total Return(5)                                    7.82%(2)    16.89%      28.49%      (9.33%)(2)     13.19%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)                       $ 3,225      $ 2,581      $1,453      $  280        $    56
 Ratio of Expenses to Average Net Assets           1.00%(3)     2.04%       2.07%       0.75%(3)       0.57%(3)
 Ratio of Investment Income -- Net to
   Average Net Assets                              0.93%(3)     2.76%       3.44%       1.31%(3)       0.45%(3)
 Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                  0.07%(3)     0.15%       0.19%       0.07%(3)       0.04%(3)
 Portfolio Turnover Rate                             36%          79%         72%         31%            76%
 Average Commission Rate Paid(8)                $  0.06      $0.0612

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                    COWEN INCOME + GROWTH FUND -- CLASS C
                                       ----------------------------------------------------------------
                                                           YEAR ENDED            FOUR       PERIOD FROM
                                       SIX MONTHS         NOVEMBER 30,          MONTHS      5/19/94(4)
                                          ENDED        -------------------      ENDED         THROUGH
                                         5/31/97        1996        1995       11/30/94       7/31/94
                                       -----------     -------     -------     --------     -----------
                                       (UNAUDITED)


NET ASSET VALUE,
 Beginning of Period                     $ 14.45       $ 13.23     $ 10.62      $11.06        $ 10.91(1)
                                       -----------     -------     -------     --------     -----------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net                   0.19          0.58        0.52        0.20           0.10
 Net Realized and Unrealized Gains
   (Losses) on Investments                  0.32          1.69        2.59       (0.50)          0.16
                                       -----------     -------     -------     --------     -----------
 Net from Investment Operations             0.51          2.27        3.11       (0.30)          0.26
                                       -----------     -------     -------     --------     -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                                  (0.21)        (0.56)      (0.50)      (0.14)         (0.11)
 Distributions from Net Realized
   Gains on Investments                    (1.82)        (0.49)         --          --             --
                                       -----------     -------     -------     --------     -----------
 Total Distributions                       (2.03)        (1.05)      (0.50)      (0.14)         (0.11)
                                       -----------     -------     -------     --------     -----------
NET ASSET VALUE,
 End of Period                           $ 12.93       $ 14.45     $ 13.23      $10.62        $ 11.06
                                       ===========     =======     =======     ========     ===========
Total Return(5)                             8.76%(2)     18.25%      29.99%      (8.37%)(2)     10.63%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)                $11,669       $11,733     $19,309      $6,029        $ 4,988
 Ratio of Expenses to Average Net
   Assets                                   0.46%(3)      0.90%       0.96%       0.40%(3)       0.28%(3)
 Ratio of Investment Income -- Net
   to Average Net Assets                    1.48%(3)      3.90%       4.66%       1.68%(3)       1.13%(3)
 Decrease Reflected on Above Ratios
   Due to Expense
   Reimbursements/Waivers                   0.07%(3)      0.16%       0.19%       0.07%(3)       0.05%(3)
 Portfolio Turnover Rate                      36%           79%         72%         31%            76%
 Average Commission Rate Paid(8)         $  0.06       $0.0612

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                              COWEN OPPORTUNITY FUND -- CLASS A
                                           -----------------------------------------------------------------------
                                           SIX MONTHS                      YEAR ENDED NOVEMBER 30,
                                              ENDED        -------------------------------------------------------
                                             5/31/97        1996        1995        1994        1993        1992
                                           -----------     -------     -------     -------     -------     -------
                                           (UNAUDITED)


NET ASSET VALUE,
 Beginning of Period                         $ 16.61       $ 13.13     $ 12.98     $ 16.06     $ 14.92     $ 14.72
                                           -----------     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)            (0.04)        (0.07)      (0.04)      (0.09)      (0.16)      (0.20)
 Net Realized and Unrealized Gains on
   Investments                                  0.89          3.86        0.97        1.22        3.79        2.22
                                           -----------     -------     -------     -------     -------     -------
 Net from Investment Operations                 0.85          3.79        0.93        1.13        3.63        2.02
                                           -----------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income             --            --          --          --          --          --
 Distributions from Net Realized Gains
   on Investments                              (2.06)        (0.31)      (0.78)      (4.21)      (2.49)      (1.82)
                                           -----------     -------     -------     -------     -------     -------
 Total Distributions                           (2.06)        (0.31)      (0.78)      (4.21)      (2.49)      (1.82)
                                           -----------     -------     -------     -------     -------     -------
NET ASSET VALUE,
 End of Period                               $ 15.40       $ 16.61     $ 13.13     $ 12.98     $ 16.06     $ 14.92
                                           ===========     =======     =======     =======     =======     =======
Total Return(5)                                12.35%(2)     29.63%       7.91%       9.53%      29.48%      15.33%
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                    $48,518       $43,950     $38,724     $34,487     $19,147     $13,547
 Ratio of Expenses to Average Net
   Assets                                       0.68%(3)      1.39%       1.43%       1.47%       1.63%       2.52%
 Ratio of Investment Loss -- Net to
   Average Net Assets                          (0.29%)(3)    (0.46%)     (0.28%)     (0.66%)     (1.10%)     (1.43%)
 Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers            0.05%(3)      0.16%       0.22%       0.14%         --          --
 Portfolio Turnover Rate                          65%          182%        148%        152%        167%        145%
 Average Commission Rate Paid(8)             $0.0299       $0.0575

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                 COWEN OPPORTUNITY FUND -- CLASS B
                                                         --------------------------------------------------
                                                                             YEAR ENDED         PERIOD FROM
                                                         SIX MONTHS         NOVEMBER 30,        5/17/94(4)
                                                            ENDED        ------------------       THROUGH
                                                           5/31/97        1996        1995       11/30/94
                                                         -----------     -------     ------     -----------
                                                         (UNAUDITED)
NET ASSET VALUE,
 Beginning of Period                                       $ 16.23       $ 12.93     $12.91       $ 12.18(1)
                                                         -----------     -------     ------     -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)                          (0.10)        (0.18)     (0.14)        (0.09)
 Net Realized and Unrealized Gains on Investments             0.87          3.79       0.94          0.82
                                                         -----------     -------     ------     -----------
 Net from Investment Operations                               0.77          3.61       0.80          0.73
                                                         -----------     -------     ------     -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                           --            --         --            --
 Distributions from Net Realized Gains on Investments        (2.06)        (0.31)     (0.78)           --
                                                         -----------     -------     ------     -----------
 Total Distributions                                         (2.06)        (0.31)     (0.78)           --
                                                         -----------     -------     ------     -----------
NET ASSET VALUE,
 End of Period                                             $ 14.94       $ 16.23     $12.93       $ 12.91
                                                         ===========     =======      ======     ===========
Total Return(5)                                              11.57%(2)     28.67%      6.97%        11.04%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                  $10,278       $ 8,794     $6,455       $ 2,207
 Ratio of Expenses to Average Net Assets                      1.06%(3)      2.17%      2.19%         1.32%(3)
 Ratio of Investment Loss -- Net to Average Net
   Assets                                                    (0.67%)(3)    (1.24%)    (1.06%)       (0.83%)(3)
 Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                     0.05%(3)      0.16%      0.22%         0.12%(3)
 Portfolio Turnover Rate                                        65%          182%       148%          152%
 Average Commission Rate Paid(8)                           $0.0299       $0.0575

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                 COWEN OPPORTUNITY FUND -- CLASS C
                                                        ---------------------------------------------------
                                                                            YEAR ENDED          PERIOD FROM
                                                        SIX MONTHS         NOVEMBER 30,          5/9/94(4)
                                                           ENDED        -------------------       THROUGH
                                                          5/31/97        1996        1995        11/30/94
                                                        -----------     -------     -------     -----------
                                                        (UNAUDITED)


NET ASSET VALUE,
 Beginning of Period                                      $ 16.77       $ 13.20     $ 12.99       $ 12.36(1)
                                                        -----------     -------     -------     -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)                         (0.02)        (0.01)       0.01         (0.03)
 Net Realized and Unrealized Gains on Investments            0.88          3.89        0.98          0.66
                                                        -----------     -------     -------     -----------
 Net from Investment Operations                              0.86          3.88        0.99          0.63
                                                        -----------     -------     -------     -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                          --            --          --            --
 Distributions from Net Realized Gains on
   Investments                                              (2.06)        (0.31)      (0.78)           --
                                                        -----------     -------     -------     -----------
 Total Distributions                                        (2.06)        (0.31)      (0.78)           --
                                                        -----------     -------     -------     -----------
NET ASSET VALUE,
 End of Period                                            $ 15.57       $ 16.77     $ 13.20       $ 12.99
                                                        ===========     =======     =======     ===========
Total Return(5)                                             12.36%(2)     30.17%       8.40%         9.04%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                 $48,484       $40,369     $19,264       $ 8,151
 Ratio of Expenses to Average Net Assets                     0.51%(3)      1.01%       1.03%         0.75%(3)
 Ratio of Investment Income (Loss) --
   Net Assets                                               (0.11%)(3)    (0.07%)      0.11%        (0.26%)(3)
 Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                    0.05%(3)      0.15%       0.22%         0.13%(3)
 Portfolio Turnover Rate                                       65%          182%        148%          152%
 Average Commission Rate Paid(8)                          $0.0299       $0.0575

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                  COWEN GOVERNMENT
                                                             SECURITIES FUND -- CLASS A
                                           ---------------------------------------------------------------
                                                                                             PERIOD FROM
                                                                                               1/20/93
                                                                    YEAR ENDED              (COMMENCEMENT
                                           SIX MONTHS              NOVEMBER 30,             OF OPERATIONS)
                                              ENDED        ----------------------------        THROUGH
                                             5/31/97        1996       1995       1994         11/30/93
                                           -----------     ------     ------     ------     --------------
                                           (UNAUDITED)
NET ASSET VALUE,
 Beginning of Period                         $  9.59       $9.83     $ 9.17     $10.11          $ 9.77
                                           -----------     ------     ------     ------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net                       0.31        0.64       0.69       0.52            0.41
 Net Realized and Unrealized Gains
   (Losses) on Investments                     (0.21)      (0.24)      0.66      (0.84)           0.30
                                           -----------     ------     ------     ------         ------
 Net from Investment Operations                 0.10        0.40       1.35      (0.32)           0.71
                                           -----------     ------     ------     ------         ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income          (0.31)      (0.64)     (0.69)     (0.56)          (0.37)
 Distributions from Net Realized Gains
   on Investments                                 --          --         --      (0.06)             --
                                           -----------     ------     ------     ------         ------
 Total Distributions                           (0.31)      (0.64)     (0.69)     (0.62)          (0.37)
                                           -----------     ------     ------     ------         ------
NET ASSET VALUE,
 End of Period                               $  9.38       $9.59     $ 9.83     $ 9.17          $10.11
                                           ===========     ======     ======     ======         ======
Total Return(5)                                 2.10%(2)    4.34%     15.23%     (3.24%)          8.49%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                    $ 3,078       $2,631    $3,945     $  488          $  547
 Ratio of Expenses to Average Net
   Assets                                       0.20%(3)    0.34%      0.22%        --              --
 Ratio of Investment Income -- Net to
   Average Net Assets                           3.26%(3)    6.72%      7.08%      5.24%           5.06%(3)
 Decrease Reflected on Above Ratios Due
   to:
   Investment Management and Service
     Fees Waived by Cowen                       0.42%(3)    0.85%      0.85%      0.78%           0.75%(3)
   Other Expenses Waived or Absorbed            1.60%(3)    2.72%      3.63%     11.85%          16.94%(3)
 Portfolio Turnover Rate                          40%        107%       289%       210%            122%

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                                   COWEN GOVERNMENT
                                                                             SECURITIES FUND -- CLASS B*
                                                                        --------------------------------------
                                                                              YEAR ENDED           PERIOD FROM
                                                                             NOVEMBER 30,          7/15/94(4)
                                                                        ----------------------       THROUGH
                                                                          1996(7)        1995       11/30/94
                                                                        -----------     ------     -----------
NET ASSET VALUE,
 Beginning of Period                                                      $ 10.01       $ 9.28        $9.52(1)
                                                                        -----------     ------        -----
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                                    0.14         0.63         0.20
 Net Realized and Unrealized Gains (Losses) on Investments                   0.10         0.73        (0.24)
                                                                        -----------     ------        -----
 Net from Investment Operations                                              0.24         1.36        (0.04)
                                                                        -----------     ------        -----
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                       (0.14)       (0.63)       (0.20)
 Distributions from Net Realized Gains on Investments                          --           --           --
                                                                        -----------     ------        -----
 Total Distributions                                                        (0.14)       (0.63)       (0.20)
                                                                        -----------     ------        -----
NET ASSET VALUE,
 End of Period                                                            $    --(7)    $10.01        $9.28
                                                                        ===========     ======        =====
Total Return(5)                                                              2.37(7)     15.09%       (1.27%)(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                                 $    --       $  153        $  60
 Ratio of Expenses to Average Net Assets                                     0.16%(3)     0.75%        0.28%(3)
 Ratio of Investment Income -- Net to Average Net Assets                     1.24%(3)     6.62%        2.02%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management, Service and Distribution Fees
     Waived by Cowen                                                         0.22%(3)     1.10%        0.30%(3)
   Other Expenses Waived or Absorbed                                         0.60%(3)     5.29%        6.05%(3)
 Portfolio Turnover Rate                                                      107%         289%         210%

---------------
* No activity subsequent to February 12, 1996

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                        COWEN GOVERNMENT
                                                                   SECURITIES FUND -- CLASS C
                                                         -----------------------------------------------
                                                                           YEAR ENDED        PERIOD FROM
                                                         SIX MONTHS       NOVEMBER 30,       7/11/94(4)
                                                            ENDED        ---------------       THROUGH
                                                           5/31/97       1996      1995       11/30/94
                                                         -----------     -----     -----     -----------
                                                         (UNAUDITED)
NET ASSET VALUE,
 Beginning of Period                                        $9.71        $9.94     $9.17        $9.45(1)
                                                            -----        -----     -----        -----
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                    0.31         0.65      0.70         0.22
 Net Realized and Unrealized Gains (Losses) on
   Investments                                              (0.22)       (0.23)     0.77        (0.28)
                                                            -----        -----     -----        -----
 Net from Investment Operations                              0.09         0.42      1.47        (0.06)
                                                            -----        -----     -----        -----
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                       (0.31)       (0.65)    (0.70)       (0.22)
 Distributions from Net Realized Gains on Investments          --           --        --           --
                                                            -----        -----     -----        -----
 Total Distributions                                        (0.31)       (0.65)    (0.70)       (0.22)
                                                            -----        -----     -----        -----
NET ASSET VALUE,
 End of Period                                              $9.49        $9.71     $9.94        $9.17
                                                            =====        =====     =====        =====
Total Return(5)                                              1.94%(2)     4.48%    16.52%       (1.57%)(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                   $  98        $  93      $ 45        $  13
 Ratio of Expenses to Average Net Assets                     0.20%(3)     0.36%     0.20%          --
 Ratio of Investment Income -- Net to Average Net
   Assets                                                    3.26%(3)     6.75%     7.12%        2.42%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management Fees Waived by Cowen                0.30%(3)     0.60%     0.60%        0.24%(3)
   Other Expenses Waived or Absorbed                         1.72%(3)     3.14%     5.14%        6.26%(3)
 Portfolio Turnover Rate                                       40%         107%      289%         210%

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                COWEN INTERMEDIATE
                                                           FIXED INCOME FUND -- CLASS A
                                        ------------------------------------------------------------------
                                                                                             PERIOD FROM
                                                                                               1/20/93
                                                           YEAR ENDED NOVEMBER 30,          (COMMENCEMENT
                                        SIX MONTHS                                         OF OPERATIONS)
                                           ENDED        ------------------------------         THROUGH
                                          5/31/97        1996        1995        1994         11/30/93
                                        -----------     -------     -------     ------     ---------------
                                        (UNAUDITED)
NET ASSET VALUE,
 Beginning of Period                      $  9.47       $  9.71     $  9.12    $ 9.95          $  9.77
                                        -----------     -------     -------     ------          ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net                    0.30          0.63        0.67      0.51             0.40
 Net Realized and Unrealized Gains
   (Losses) on Investments                  (0.19)        (0.15)       0.59     (0.68)            0.14
                                        -----------     -------     -------     ------          ------
 Net from Investment Operations              0.11          0.48        1.26     (0.17)            0.54
                                        -----------     -------     -------     ------          ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                                   (0.30)        (0.63)      (0.67)    (0.53)           (0.36)
 Distributions from Net Realized
   Gains on Investments                        --         (0.09)         --     (0.13)              --
                                        -----------     -------     -------     ------          ------
 Total Distributions                        (0.30)        (0.72)      (0.67)    (0.66)           (0.36)
                                        -----------     -------     -------     ------          ------
NET ASSET VALUE,
 End of Period                            $  9.28       $  9.47     $  9.71    $ 9.12          $  9.95
                                        ===========     =======     =======     ======         =======
Total Return(5)                              2.32%(2)      5.21%      14.22%    (1.77%)           6.50%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                 $ 9,761       $11,885     $14,667    $2,836          $ 1,167
 Ratio of Expenses to Average Net
   Assets                                    0.32%(3)      0.59%       0.47%     0.12%              --
 Ratio of Investment Income -- Net
   to Average Net Assets                     3.18%(3)      6.61%       6.90%     5.41%            4.93%(3)
 Decrease Reflected on Above Ratios
   Due to:
   Investment Management and Service
     Fees Waived by Cowen                    0.25%(3)      0.50%       0.50%     0.63%            0.75%(3)
   Other Expenses Waived or Absorbed         0.28%(3)      0.52%       0.86%     3.43%            4.45%(3)
 Portfolio Turnover Rate                       45%          110%        264%      159%             143%

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                     COWEN INTERMEDIATE FIXED
                                                                      INCOME FUND -- CLASS B
                                                         -------------------------------------------------
                                                                            YEAR ENDED         PERIOD FROM
                                                         SIX MONTHS        NOVEMBER 30,        7/12/94(4)
                                                            ENDED        -----------------       THROUGH
                                                           5/31/97        1996       1995       11/30/94
                                                         -----------     ------     ------     -----------
                                                         (UNAUDITED)


NET ASSET VALUE,
 Beginning of Period                                       $  9.54       $9.78      $9.17        $  9.32(1)
                                                         -----------     ------     ------     -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                     0.29        0.61       0.65           0.20
 Net Realized and Unrealized Gains (Losses) on
   Investments                                               (0.19)      (0.15)      0.61          (0.15)
                                                         -----------     ------     ------     -----------
 Net from Investment Operations                               0.10        0.46       1.26           0.05
                                                         -----------     ------     ------     -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                        (0.29)      (0.61)     (0.65)         (0.20)
 Distributions from Net Realized Gains on Investments           --       (0.09)        --             --
                                                         -----------     ------     ------     -----------
 Total Distributions                                         (0.29)      (0.70)     (0.65)         (0.20)
                                                         -----------     ------     ------     -----------
NET ASSET VALUE,
 End of Period                                             $  9.35       $9.54      $9.78        $  9.17
                                                         ===========     ======     ======     ===========
Total Return(5)                                               2.10%(2)    4.96%     14.12%          1.25%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                  $   551       $ 769      $ 577        $   313
 Ratio of Expenses to Average Net Assets                      0.45%(3)    0.85%      0.68%          0.19%(3)
 Ratio of Investment Income -- Net to Average Net
   Assets                                                     3.04%(3)    6.40%      6.79%          2.15%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management, Service and Distribution
     Fees Waived by Cowen                                     0.25%(3)    0.50%      0.50%          0.18%(3)
   Other Expenses Waived or Absorbed                          0.24%(3)    0.46%      1.25%          1.37%(3)
 Portfolio Turnover Rate                                        45%        110%       264%           159%

                                       --

                                  COWEN FUNDS
                             NOTE 5 -- (continued)

                                                                     COWEN INTERMEDIATE FIXED
                                                                      INCOME FUND -- CLASS C
                                                         -------------------------------------------------
                                                                            YEAR ENDED         PERIOD FROM
                                                         SIX MONTHS        NOVEMBER 30,        7/12/94(4)
                                                            ENDED        -----------------       THROUGH
                                                           5/31/97        1996       1995       11/30/94
                                                         -----------     ------     ------     -----------
                                                         (UNAUDITED)
NET ASSET VALUE,
 Beginning of Period                                       $  9.44      $ 9.68     $ 9.10        $  9.34(1)
                                                         -----------     ------     ------     -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                     0.31        0.65       0.69           0.23
 Net Realized and Unrealized Gains (Losses) on
   Investments                                               (0.19)      (0.15)      0.58          (0.24)
                                                         -----------     ------     ------     -----------
 Net from Investment Operations                               0.12        0.50       1.27          (0.01)
                                                         -----------     ------     ------     -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                        (0.31)      (0.65)     (0.69)         (0.23)
 Distributions from Net Realized Gains on Investments           --       (0.09)        --             --
                                                         -----------     ------     ------     -----------
 Total Distributions                                         (0.31)      (0.74)     (0.69)         (0.23)
                                                         -----------     ------     ------     -----------
NET ASSET VALUE,
 End of Period                                             $  9.25      $ 9.44     $ 9.68        $  9.10
                                                         ===========     ======     ======     ===========
Total Return(5)                                               2.56%(2)    5.46%     14.41%         (0.36%)(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                  $   675      $1,745     $1,872        $   565
 Ratio of Expenses to Average Net Assets                      0.20%(3)    0.35%      0.20%            --
 Ratio of Investment Income -- Net to Average Net
   Assets                                                     3.36%(3)    6.87%      7.23%          1.98%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management Fee Waived by Cowen                  0.25%(3)    0.50%      0.50%          0.16%(3)
   Other Expenses Waived or Absorbed                          0.22%(3)    0.42%      0.97%          1.87%(3)
 Portfolio Turnover Rate                                        45%        110%       264%           159%

---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2) Annualized
(3) Not Annualized
(4) Commencement of Distribution
(5) Exclusive of Sales Charges
(6) Based upon average shares outstanding
(7) For the period from December 1, 1995 to February 12, 1996, the day on which all outstanding shares were presented for redemption
(8) Disclosure required for years after September 1, 1995

                                       --

                             COWEN FAMILY OF FUNDS
                                Financial Square
                            New York, NY 10005-3597

                                   DIRECTORS
                           Joseph M. Cohen, Chairman

                                 James H. Carey
                                Dr. Peter P. Gil
                              Dr. Martin J. Gruber
                                Burton J. Weiss

                                    OFFICERS
Joseph M. Cohen, Chairman of the Board of Directors and Chief Executive Officer
                           David R. Sarns, President
          William Church, Vice President and Senior Investment Officer
Creighton H. Peet, Vice President, Treasurer, Chief Financial Officer and Senior
                               Investment Officer
                 William Rechter, Senior Investment Officer(1)
                      Alan Koepplin, Investment Officer(2)
                    Benedict Capaldi, Investment Officer(3)
                      Paul D. Houk, Investment Officer(3)
                Gordon G. Ifill, Assistant Investment Officer(2)
                           Rodd M. Baxter, Secretary
                         Irwood Schlackman, Controller

           INVESTMENT ADVISER                            CUSTODIAN
              & DISTRIBUTOR                          & TRANSFER AGENT
             Cowen & Company                   Investors Fiduciary Trust Co.
            Financial Square                          P.O. Box 419111
           New York, NY 10005                      Kansas City, MO 64141

              LEGAL COUNSEL                        INDEPENDENT AUDITORS
        Willkie Farr & Gallagher                     Ernst & Young LLP
           One Citicorp Center                      787 Seventh Avenue
          153 East 53rd Street                      New York, NY 10019
           New York, NY 10022

---------------
(1) Cowen Income + Growth and Cowen Opportunity
(2) Cowen Intermediate Fixed Income and Cowen Government Securities
(3) Cowen Income + Growth                                       COW/SEMIANN 5/97